CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of:

         SPI Managed Care of Broward, Inc.


We consent to the inclusion of our report dated May 17, 1996, with respect to the financial statements of SPI Managed Care of Broward, Inc. as of December 31, 1995 and 1994, and the related statements of operations, stockholders' equity (deficit), and cash flows for each of the years in the two year period ended December 31, 1995, which report appears in Amendment No. 11 to Form S-1 (No. 333-11955) of The Lehigh Group, Inc. dated February 19, 1998 and reference to our firm under the heading "Experts".


                                             KPMG Peat Marwick LLP


Miami, Florida
 February 19, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of
             MedExec, Inc.;
             SPI Managed Care, Inc.; and
             SPI Managed Care of Hillsborough County, Inc.


We consent to the inclusion of our report dated May 17, 1996, except as to Note 15, which is as of December 23, 1996, with respect to the combined financial statements of MedExec, Inc. and subsidiaries; SPI Managed Care, Inc.; and SPI Managed Care of Hillsborough County, Inc. as of December 31, 1995 and 1994, and the related combined statements of operations, stockholders' equity, and cash flows for each of the years in the three year period ended December 31, 1995, which report appears in Amendment No. 11 to Form S-1 (No. 333-11955) of The Lehigh Group, Inc. dated Febaruary 19, 1998 and reference to our firm under the heading "Experts".


                                             KPMG Peat Marwick LLP


Miami, Florida
 February 19, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors of
               First Medical Corporation


We consent to the  inclusion of our report  dated March 25,  1997,  except as to note 2(M) which is as of November 12, 1997, with respect to the consolidated balance sheet of First Medical Corporation as of December 31, 1996 and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended which report appears in Amendment No. 11 to Form S-1 (No. 333-11955) of The Lehigh Group, Inc. dated February 19, 1998 and reference to our firm under the heading "Experts".


                                             KPMG Peat Marwick LLP


Miami, Florida
 February 19, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS'

The Board of Directors
               Broward Managed Care, Inc.


We consent to the inclusion of our report dated May 17, 1996, with respect to the financial statements of Broward Managed Care, Inc. as of December 31, 1995, and the related statements of operations, stockholders' deficit, and cash flows for the year then ended, which report appears in Amendment No. 11 to Form S-1(No. 333-11955) of The Lehigh Group, Inc. dated February 19, 1998 and reference to our firm under the heading "Experts".


                                                       KPMG Peat Marwick LLP


Miami, Florida
 February 19, 1998